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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported: June 13, 2007)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-11871                  11-3312952
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     (State or other              (Commission             (I.R.S. Employer
       jurisdiction               File Number)           Identification No.)
    of incorporation)

          507 Knight Street, Suite B
             Richland, Washington                              99352
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (509) 943-2565


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  June 14, 2007



ITEM 7.01 REGULATION FD DISCLOSURE

On June 13, 2007, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that its wholly owned subsidiary, Commodore Advanced Sciences, Inc.(CASI), has launched a new business unit named Commodore Sales Solutions (Sales Solutions). Sales Solutions specializes in the sale of supplies for environmental sampling, health and safety, environmental monitoring, Cleantech insulation systems and specialized fiberglass building panels. Sales Solutions is based in the Company's Oak Ridge, Tennessee facility.

Ms. Cindy Miller, Product Sales and Marketing Manager of Sales Solutions, offers more than 6000 products through a web-based storefront and direct sales efforts. Sales Solutions provides products to customers in Tennessee, Texas, California, Washington, State, Oregon and Ohio.

A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated June 13, 2007.








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         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  June 14, 2007                     By:  /s/ James M. DeAngelis
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                                              James M. DeAngelis
                                              Senior Vice President and
                                              Director Investor Relations





















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                                  EXHIBIT INDEX


Exhibit No.

   99.1 Press Release dated June 13, 2007 issued by Commodore Applied Technologies, Inc.































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